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NUMBER                                                                   SHARES
XXXX                                                                      XXXX

                                    SPECIMEN
                             ALAMOSA HOLDINGS, INC.
                             a Delaware Corporation
       The Corporation is authorized to issue 290,000,000 Common Shares --
                              Par Value $0.01 each


This Certifies that XXXX________________________________________________ is the

registered holder of X X X X X (XXX)____________________________________ Shares

of Common Stock, par value $0.01 per share, of Alamosa Holdings, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.


    In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this XXXX day of XXXXXX A.D. XXX.




_________________________            SEAL           ___________________________







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     For Value Received, _____ hereby sell, assign and transfer unto __________

_______________________________________________________________________________

_________________________________________________________________________Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________________________________________ Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

      Dated ______________________________
            In presence of
                                          ____________________________________

__________________________________________



                    NOTICE. THE SIGNATURE OF THIS ASSIGNMENT
               MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
             FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
               ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.